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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          ----------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                                  June 4, 2003
                Date of Report (date of earliest event reported)


                             Commission File Number
                                     1-9812


                                  TENERA, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                                               94-3213541
 (State or other jurisdiction of                              (I.R.S. Employer
  incorporation or organization)                             Identification No.)



           100 Bush Street, Suite 850, San Francisco, California 94104
               (Address of principal executive offices) (Zip Code)


                                 (415) 445-3200
                 (Registrant's telephone number, including area
                                      code)


          (Former name or former address, if changed since last report)





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Item 2.  Acquisition or Disposition of Assets

         On June 4, 2003, GoTrain Corp. ("GoTrain"), a wholly-owned subsidiary of TENERA, Inc. ("TENERA" or "the Company") closed the sale to SkillSoft Corporation ("SkillSoft"), of all of the assets and intellectual property rights relating to GoTrain's e-Learning business, for a total of 1) $5.0 million in cash, of which (i) $2.2 million was paid to GoTrain on the signing of the Asset Purchase Agreement, (ii) $2.3 million was paid to GoTrain at closing and (iii) $500 thousand was deposited with an escrow agent at closing to be held pending completion of certain post-closing events, and 2) the assumption of certain liabilities by SkillSoft. The purchase price and other terms of the asset sale were determined in arms-length negotiations between the parties.

         The Asset Purchase Agreement entered into by and between GoTrain Corp., TENERA, Inc. and SkillSoft Corporation concerning the asset sale is attached hereto as Exhibit 2.1, and is incorporated herein by reference. The press releases announcing the asset sale agreement and announcing the closing of the asset sale are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

         (b)      Pro Forma Financial Information

                  The unaudited pro forma financial information required by this item is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

         (c)      Exhibits

                  The following Exhibits are filed as part of this report:

        Exhibit
            No.

            2.1 Asset Purchase Agreement, dated as of May 9, 2003, by and between GoTrain Corp., TENERA, Inc., and SkillSoft Corporation.

            99.1 Press Release, dated as of May 19, 2003, entitled "TENERA Announces Sale of e-Learning Assets."
            99.2 Press Release, dated as of June 5, 2003, entitled "TENERA Closes Sales of e-Learning Assets."
            99.3  Unaudited Pro Forma Condensed Consolidated Financial
                  Information.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            TENERA, Inc.

                                            By:      /s/ Jeffrey R. Hazarian

                                                   Jeffrey R. Hazarian
                                                 Chief Executive Officer

Date: June 19, 2003





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                                  EXHIBIT INDEX



Exhibit No.              Description

       2.1 Asset Purchase Agreement, dated as of May 9, 2003, by and between GoTrain Corp., TENERA, Inc., and SkillSoft Corporation.
      99.1 Press Release, dated as of May 19, 2003, entitled "TENERA Announces Sale of e-Learning Assets."
      99.2 Press Release, dated as of June 5, 2003, entitled "TENERA Closes Sales of e-Learning Assets."
      99.3      Unaudited Pro Forma Condensed Consolidated Financial
                Information.